UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________________________
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
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☐	Soliciting Material Pursuant to §240.14a-12
Better Choice Company Inc.
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Dear Stockholder,

You are cordially invited to attend our 2023 Annual Meeting of Stockholders on November 13, 2023 at 9:00 a.m. (Eastern Time), which will be held virtually. As always, we encourage you to vote your shares prior to the Annual Meeting.

The agenda for the Annual Meeting is set forth in the accompanying Notice of 2023 Annual Meeting of Stockholders and Proxy Statement.

For the reasons set forth in the accompanying Proxy Statement, our Board of Directors recommends that you vote “FOR” proposals 1 – 4 on the agenda for the Annual Meeting.

We look forward to virtually greeting those of you who are able to attend the Annual Meeting.

To ensure that you will be represented, we ask you to vote by telephone, mail, or over the Internet as soon as possible. You can vote at the Annual Meeting in person or by proxy and you may revoke your proxy at any time prior to its exercise at the Annual Meeting.

Thank you for your continued support and cooperation.

Very truly yours,

Kent Cunningham
Chief Executive Officer

Tampa, Florida
September 25, 2023

THIS PROXY STATEMENT AND ENCLOSED PROXY CARD ARE
FIRST BEING DISSEMINATED TO STOCKHOLDERS ON OR ABOUT SEPTEMBER 25, 2023.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
OF
BETTER CHOICE COMPANY INC.

To the Stockholders of Better Choice Company Inc.:

Notice is hereby given that the 2023 Annual Meeting of Stockholders of Better Choice Company Inc. (“we,” “us,” “the Company” or “Better Choice”) will take place virtually on November 13, 2023 at 9:00 a.m. (Eastern Time).

The agenda of the Annual Meeting will be as follows:
1.To elect of our directors;
2.To approve the issuance of common stock upon exercise of the Alphia Second Tranche Warrant;
3.To approve the reappointment of BDO USA, LLP as our independent registered public accountants for 2023;
4.To approve, on an advisory basis, the Company’s executive compensation; and
5.To transact any other business as may properly come before the meeting or any adjournment or postponement thereof.

All stockholders of record at the close of business on September 18, 2023 are welcome to attend the Annual Meeting, but it is important that your shares are represented at the Annual Meeting whether or not you plan to attend. To ensure that you will be represented, we ask you to vote by telephone, mail, or over the Internet as soon as possible. You can vote at the Annual Meeting in person or by proxy and you may revoke your proxy at any time prior to its exercise at the Annual Meeting.

Notice regarding the availability of Proxy materials for the Annual Meeting to be held November 13, 2023. This proxy statement and our 2022 Annual Report to Stockholders are available at: www.ProxyVote.com.

We are electronically disseminating Annual Meeting materials to our stockholders, as permitted under the "Notice and Access" rules approved by the SEC. Stockholders who have not opted out of Notice and Access will receive a Notice of Internet Availability of Proxy Materials containing instructions on how to access Annual Meeting materials via the Internet. The Notice also provides instructions on how to obtain paper copies if preferred.

By Order of the Board of Directors,

Michael Young
Chairman of the Board of Directors
Tampa, Florida
September 25, 2023

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on November 13, 2023:
The Notice of Annual Meeting, Proxy Statement and our 2022 Annual Report to Stockholders are available electronically at www.ProxyVote.com.

12400 Race Track Road
Tampa, Florida 33626

PROXY STATEMENT

This Proxy Statement is being furnished to holders of Better Choice Company Inc. common stock, par value $0.001 per share (“Common Stock”) in connection with the solicitation of proxies by our Board of Directors (the “Board”) for use at the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) to be held virtually on November 13, 2023 at 9:00 a.m. (Eastern Time) and at any adjournment or postponement thereof pursuant to the accompanying Notice of Annual Meeting of Stockholders. We are first making this Proxy Statement and accompanying materials to stockholders on or about September 25, 2023.

The agenda of the Annual Meeting will be as follows:
1.To elect of our directors;
2.To approve the issuance of common stock upon exercise of the Alphia Second Tranche Warrant;
3.To approve the reappointment of BDO USA, LLP as our independent registered public accountants for 2023;
4.To approve, on an advisory basis, the Company’s executive compensation; and
5.To transact any other business as may properly come before the meeting or any adjournment or postponement thereof.

Currently, we are not aware of any other matters that will come before the Annual Meeting. If any other matters properly come before the Annual Meeting, the persons designated as proxies will retain discretion to vote in accordance with their judgment on such matters.

QUESTIONS AND ANSWERS
Why did I receive a notice regarding the availability of proxy materials on the internet?
Pursuant to rules adopted by the Securities and Exchange Commission (“SEC”) we have elected to provide access to our proxy materials over the internet. Accordingly, we have sent you a Notice of Internet Availability of Proxy Materials (the “Notice”) because the Board of Directors of Better Choice Company, Inc., is soliciting your proxy to vote at the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) including at any adjournments or postponements thereof. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the internet or to request a printed copy may be found in the Notice.

We intend to mail the Notice on or about September 25, 2023 to all stockholders of record entitled to vote at the Annual Meeting.

Will I receive any other proxy materials by mail?
No, you will not receive any other proxy materials by mail unless you request a paper copy of proxy materials. All stockholders will have the ability to access the proxy materials on the website at www.ProxyVote.com or may request a printed set of the proxy materials. Instructions on how to access the proxy materials or to request a printed copy may be found in the Notice.

Why am I receiving these materials?
The Board of Directors of Better Choice Company Inc. is making these proxy materials available to you on the Internet or, upon your request, by delivering printed versions of these materials to you by mail, in connection with the solicitation of proxies for use at our 2023 Annual Meeting, or at any adjournment or postponement of the Annual Meeting. The Annual Meeting will occur virtually on November 13, 2023 at 9:00 a.m. (Eastern Time).

How do I attend the Annual Meeting?
The Annual Meeting will be held virtually via live webcast at www.virtualstockholdermeeting.com/BTTR2023 on Monday, November 13, 2023 at 9:00 a.m. (Eastern Time). To attend the meeting, you will need the 16-digit control number included in the Notice, your proxy card or the instructions that accompanied your proxy materials. Online check-in will begin at 8:45 a.m. (Eastern Time) and you should allow ample time for the check-in procedures. The virtual meeting has been designed to provide the same rights to participate as you would have at an in-person meeting. Information on how to vote before and during the Annual Meeting is discussed below.

What is the purpose of the Annual Meeting?
For stockholders to vote on the following proposals:
•To elect directors;
•To approve the issuance of common stock upon exercise of the Alphia Second Tranche Warrant;
•To reappointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending 2023;
•To approve, on an advisory basis, the Company’s executive compensation; and
•To transact any other business as may properly come before the Annual Meeting or at any adjournment or postponement thereof.

How does the Board of Directors recommend I vote on these proposals?
The Board recommends that you vote:
•"FOR" the election of all directors (Proposal 1);
•"FOR" the approval of the issuance of common stock upon exercise of the Alphia Second Tranche Warrant (Proposal 2);
•"FOR" the reappointment of BDO, LLP as our independent registered public accounting firm for 2023 (Proposal 3); and

•"FOR" the advisory vote on executive compensation (Proposal 4).

Who is entitled to vote at the Annual Meeting?
Holders of our common stock as of the close of business on September 18, 2023 (the "Record Date") may vote at the Annual Meeting. As of the Record Date, there were 32,081,148 shares of common stock outstanding. Each share of common stock is entitled to one vote.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?
If your shares are registered directly in your name with our transfer agent, Equity Stock Transfer, you are considered the stockholder of record with respect to those shares, and the Notice was sent directly to you by us. As a stockholder of record, you may vote your shares at the Annual Meeting or by proxy as described below.

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the "beneficial owner" of shares held in street name. The Notice and, upon your request, the proxy materials were forwarded to you by your broker, bank or other nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your bank, broker or other nominee on how to vote your shares by following their instructions for voting.

How can I vote my shares?
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record, you may vote through the internet before or during the Annual Meeting, by proxy through the internet or by telephone or by proxy using a proxy card that you may request or that we may elect to deliver at a later time. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted.
•To vote using the proxy card, complete, sign and date the proxy card that may be delivered and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.
•To vote over the telephone, dial toll-free 1-800-690-6903 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and control number from the Notice. Your telephone vote must be received by 11:59 p.m. Eastern Daylight Time on November 12, 2023 to be counted.
•To vote through the internet before the meeting, please visit www.proxyvote.com to complete an electronic proxy card. You will be asked to provide the company number and control number from the Notice. Your internet vote must be received by 11:59 p.m. Eastern Daylight Time on November 12, 2023 to be counted.
•To vote through the internet during the meeting, please visit www.virtualstockholdermeeting.com/BTTR2023. You will be asked to provide the company number and control number from the Notice.

Beneficial Owner: Shares Registered in the Name of Broker or Bank
If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received the Notice containing voting instructions from that organization rather than from the Company. Follow the voting instructions in the Notice to ensure that your vote is counted. To vote through the internet during the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker or bank included with these proxy materials or contact your broker or bank to request a proxy form.

If I submit a proxy, how will it be voted?
When proxies are properly signed, dated and returned, the shares represented by the proxies will be voted in accordance with the instructions of the stockholder. If no specific instructions are given, you give authority to our Corporate Secretary to vote the shares in accordance with the recommendations of our Board as described above. If any director nominee is not able to serve, proxies will be voted in favor of the other nominee and may be voted for a substitute nominee, unless our Board chooses to reduce the number of directors serving on our Board. If any matters not described in this Proxy Statement are properly presented at the Annual Meeting, then the proxy holders will use their own judgment to determine how to vote the shares. If the Annual Meeting is adjourned, the proxy holders can vote your shares on the new meeting date as well, unless you have revoked your proxy.

Can I change my vote or revoke my proxy?
Yes. If you are a stockholder of record, you can change your vote or revoke your proxy before it is exercised by:
•Written notice to our Corporate Secretary at 12400 Race Track Road, Tampa, Florida 33626; or
•Timely delivery of a valid, later-dated proxy or a later-dated vote by telephone or on the Internet.
Your most current proxy card or telephone or internet proxy is the one that is counted. If you are a beneficial owner of shares held in street name, you should follow the instructions of your bank, broker or other nominee to change or revoke your voting instructions.

What constitutes a quorum at the Annual Meeting?
The presence, in person or by proxy, of the holders of a majority in voting power of the shares of our common stock issued and outstanding and entitled to vote at the Annual Meeting must be present or represented to conduct business at the Annual Meeting. On the Record Date, there were 32,081,148 shares outstanding and entitled to vote. Thus, the holders of at least 16,040,575 shares must be present in person or represented by proxy at the meeting to have a quorum. Your shares will be considered part of the quorum if you return a signed and dated proxy card, if you vote by telephone or Internet, or if you attend the Annual Meeting.
Abstentions and withhold votes are counted as "shares present" at the Annual Meeting for purposes of determining whether a quorum exists. Proxies submitted by banks, brokers or other holders of record holding shares for you as a beneficial owner that do not indicate a vote for some of or all the proposals because that holder does not have voting authority and has not received voting instructions from you (so-called "broker non-votes") are also considered "shares present" for purposes of determining whether a quorum exists. If you are a beneficial owner, these holders are permitted to vote your shares on the ratification of the appointment of our independent registered public accounting firm, even if they do not receive voting instructions from you.

What is the voting requirement to approve each of the proposals?
Provided that there is a quorum, the voting requirements are as follows:

Proposal	Vote Required	Broker Discretionary Voting Allowed?
Election of directors	Plurality of votes	No
Approval of the issuance of common stock upon exercise of the Alphia Second Tranche Warrant	Majority of votes cast	Yes
Reappointment of independent registered public accounting firm	Majority of votes cast	Yes
Advisory vote on executive compensation	Majority of votes cast	No

Who pays for the cost of this proxy solicitation?
We will pay all the costs of preparing, mailing and soliciting the proxies. We will ask brokers, banks, voting trustees and other nominees and fiduciaries to forward the proxy materials to the beneficial owners of our common stock and to obtain the authority to execute proxies. We will reimburse them for their reasonable expenses upon request. In addition to mailing proxy materials, our directors, officers and employees may solicit proxies in person, by telephone or otherwise. These individuals will not be specially compensated.

Where can I find the voting results of the Annual Meeting?
Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

How do I submit a stockholder proposal for consideration at next year's annual meeting of shareholders?
To be considered for inclusion in our proxy materials for our 2024 Annual Meeting of Shareholders, your proposal must be submitted in writing by December 30, 2023 to our Corporate Secretary at 12400 Race Track Road, Tampa, Florida

33626, and you must comply with all applicable requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). However, if the 2024 Annual Meeting of Shareholders is advanced by more than 30 days prior to or delayed by more than 30 days after November 13, 2024, then the deadline will be a reasonable time prior to the time we begin to print and send our proxy materials. To comply with the universal proxy rules (once effective), shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than September 13, 2024.
Pursuant to our Bylaws, if you wish to submit a proposal (including a director nomination) at the 2024 Annual Meeting of Shareholders that is not to be included in next year’s proxy materials, you must do so not less than 90 days prior to the 2024 Annual Meeting; provided, however, that in the event that less than 100 days' notice of prior public disclosure of the date of the 2024 Annual Meeting is given or made to shareholders, notice by the stockholder to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the 2024 Annual Meeting was mailed or such public disclosure was made. You are advised to review our Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.
As detailed in our Bylaws, to bring a proposal before an annual meeting of shareholders, your notice of your proposal to our Corporate Secretary must include: (i) your name and address, and, as the case may be, the name and address of the person or persons to be nominated or the nature of the business to be proposed; (ii) a representation that you are a holder of record of stock of the Company entitled to vote at such meeting and, if applicable, intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice or introduced the business specified in the notice; (iii) if applicable, a description of all arrangements or understandings between you and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made; (iv) such other information regarding each nominee or each matter of business to be proposed as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated, or intended to be nominated, or the matter been proposed, or intended to be proposed by the Board of Directors; and (v) if applicable, the consent of each nominee to serve as director of the Company if so elected.
PROPOSAL NO 1. ELECTION OF DIRECTORS
Our Bylaws provide that our Board shall have no less than one nor greater than nine directors. The number of directors may be established from time-to-time by resolution of the Board of Directors or shareholders, but no decrease shall have the effect of shortening the terms of any incumbent director. Our Board currently consists of five members. At each annual meeting, the shareholders shall elect directors to hold office until the next succeeding annual meeting. Each director shall hold office for the term for which he or she is elected and until his or her successor shall have been elected and qualified or until his or her earlier resignation, removal from office or death.
The table below sets forth information with respect to our directors as of September 25, 2023:

Name	Age	Director Since
Lionel F. Conacher	60	2021
Arlene Dickinson	66	2021
Gil Fronzaglia	61	2021
John M. Word III	76	2019
Michael Young	44	2019
Biographical information for each director nominee is contained in the following section. If elected at the Annual Meeting, each of these nominees will serve for a term expiring at the 2024 annual meeting of shareholders and until his or her successor shall have been elected and qualified or until earlier resignation, removal from office or death. Each person nominated for election has agreed to serve if elected, and we have no reason to believe that any nominee will be unable to serve. If any nominee is not able to serve, proxies will be voted in favor of the other nominee and may be voted for a substitute nominee, unless our Board chooses to reduce the number of directors serving on our Board. Unless otherwise instructed, the proxy holders will vote the proxies received by them "FOR" the election of all directors.

Accordingly, we ask our stockholders to vote on the following resolution at the Annual Meeting:

Resolved, that Lionel F. Conacher, Arlene Dickinson. Gil Fronzaglia, John M. Word, III and Michael Young shall each be re-elected as directors of the Company, each to serve in such capacity until the Company’s next annual meeting and until such director’s successor is duly elected and qualified or until such director’s earlier resignation or retirement.

The Board recommends a vote "FOR" the election of all directors.
Director Biographies
Lionel F. Conacher. Mr. Conacher has served as a director since September 2021. He has over thirty years of financial experience, spanning senior positions in public companies in both Canada and the US, investment banking, private equity and venture capital. Mr. Conacher currently serves as Chairman of DXL Group (NASDAQ: DXLG), where he has successfully guided the retail chain through the COVID-19 pandemic. In 2018, Mr. Conacher co-founded a San Francisco based venture capital fund, Next Ventures, after serving as a Senior Advisor and Operating Partner at Altamont Capital Partners, a Palo Alto based Private Equity Firm, for over seven years. Prior to his experience at Altamont Partners, he co-founded and served as the CEO of Westwind Partners Inc., a specialized Canadian institutional investment bank that was ultimately sold to Thomas Weisel Partners for $170 million in 2007 before being acquired by Steifel in 2010. Mr. Conacher holds an A.B. in Economics & Art History from Dartmouth College and is also actively involved in a variety of non-profits.

Arlene Dickinson. Ms. Dickinson has served as a director since September 2021. She is a well-known entrepreneur and General Partner of District Ventures Capital, a venture capital fund focused on helping market, fund and grow entrepreneurs and their companies in the food and health space. Dickinson is widely recognized for her role as a Dragon / Venture Capitalist for over 12 seasons on the multi-award-winning CBC television series, Dragons’ Den. Prior to joining the cast of Dragons’ Den, she served as the President and CEO of Venture Communications, a Calgary based agency that became one of Canada’s largest independent marketing firms. She is a three-time best-selling author, podcaster and accomplished public speaker and sits on several public and private boards. Ms. Dickinson has won numerous awards, including Calgary Business Owner of the year, PROFIT Magazine’s Top 100 Women Business Owners and Canada’s Most Powerful Women Top 100.

Gil Fronzaglia. Mr. Fronzaglia has served as a director since April 2021. He has had a successful career serving as both a board and management team member for large consumer products companies, natural food and beverage startups and most notably as a founding member and VP of Operations for Blue Buffalo. In addition to joining the board of Better Choice in 2021, Gil has served as a Board Member of Quinn Snacks since 2016, where he was the Interim COO from December 2018 through July 2019. Mr. Fronzaglia has also served as a member of the board of Grillo’s Pickles, the premium pet care brand I And Love And You and Spindrift Beverage Co. Mr. Fronzaglia is based in Boulder, Colorado and holds a Bachelor of Science from Northeastern University, and a Masters of Business Administration from Barry University.

John M. Word III. Mr. Word has served as a director since January 2020. Mr. Word founded the Word & Brown General Agency in 1984 to market and distribute health plans through California’s huge brokerage community; by 1986, the company was recognized as the largest independent small group health distributor in the nation. That same year, the company launched the nation’s first COBRA administration operation, sensing that employers needed assistance and qualified support with federal COBRA laws. CaliforniaChoice®, a groundbreaking enterprise empowering small business employees to select from multiple health plans within one program, was launched in 1996. Mr. Word’s professional credentials include Chartered Life Underwriter (CLU), Registered Health Underwriter (RHU), and Registered Employee Benefits Consultant (REBC). He has served as President of the California Association of Health Underwriters (CAHU), President of the Orange County Association of Health Underwriters (OCAHU), and Chairman of the National Association of Health Underwriters (NAHU) Leading Producers Roundtable program. Mr. Word holds a Bachelor of Science in Marketing and Finance from William Jewell College in Liberty, MO. We believe Mr. Word’s qualifications to serve as a director of our Company include his background in running successful organizations, understanding of consumer needs and marketing to those needs. Mr. Word holds a Bachelor of Science in Marketing and Finance from William Jewel College in Liberty, MO.

Michael Young. Mr. Young has served as our Chairman since December 2019. Mr. Young is a founding partner of Cottingham Capital, an investment company focused on real estate and technology investment, where he has served as Managing Partner since its inception in January 2017. Prior to January 2017, Mr. Young served as the Managing Director and Co-Head of Trading of GMP Securities, L.P., a Canadian investment bank. Mr. Young currently serves on the boards of Aerues Inc., an anti-microbial copper coating technology company, and XIB I Capital Corp., a capital pool company, and was previously on the boards of Nuuvera Corp. and ICC Labs. Mr. Young holds a diploma in Finance from George Brown College. We believe Mr. Young’s qualifications to serve as a director of our Company include his extensive senior level executive management and trading experience in the Canadian and U.S. capital markets and his experience on other public company boards of directors.

CORPORATE GOVERNANCE
Code of Ethics and Business Conduct
Our Board of Directors has adopted a Code of Ethics and Business Conduct that is applicable to all of our employees, executive officers, and directors of the Company (the “Code of Conduct”). The Code of Conduct is available on our website at https://ir.betterchoicecompany.com/corporate-governance/governance-documents. The Nominating and Governance Committee of our Board of Directors is responsible for overseeing the Code of Conduct and must approve any waivers of the Code of Conduct for employees, executive officers, and directors. We expect that any amendments to the Code of Conduct, or any waivers of its requirements, will be disclosed on our website.
Director Independence
Each of our directors standing for election meets the definition of “independence” per Rule 803 of the NYSE American Company Guide.
Risk Oversight
The Audit Committee of our Board of Directors is responsible for overseeing our risk management process. Our Audit Committee focuses on our general risk management policies and strategy, the most significant risks facing us, and oversees the implementation of risk mitigation strategies by management. Our Board of Directors is also apprised of particular risk management matters in connection with its general oversight and approval of corporate matters and significant transactions.
Compensation Committee Interlocks and Insider Participation
None of our executive officers serve as a member of our Board of Directors or the Compensation Committee of our Board of Directors (or other committee performing equivalent functions) of any entity that has one or more executive officers serving on our Board of Directors or Compensation Committee.
Communications with Directors
Interested parties may communicate with our Board or with an individual director by writing to our Board or to the particular director and mailing the correspondence to: 12400 Race Track Road, Tampa, Florida 33626, Attention: Corporate Secretary. The Corporate Secretary will promptly relay to the addressee all communications that require prompt attention and will regularly provide our Board with a summary of all substantive communications.
Board Qualifications
Our Board has delegated to our Nominating and Governance Committee the responsibility for recommending to our Board the nominees for election as directors at the annual meeting of stockholders and for recommending persons to fill any vacancy on our Board. Our Nominating and Governance Committee selects individuals for nomination to our Board based on the following criteria. Nominees for director must:
•Possess unquestionable moral and ethical character and core values.
•Have a genuine interest in Better Choice and recognition that as a member of our Board, each director is accountable to all of our shareholders, not to any particular interest group.
•Have a background that demonstrates experience, expertise and education in areas such as consumer product marketing, corporate strategy, technology, cybersecurity, financial and regulatory affairs, international sales and distribution and general management.

•Have no conflict of interest or legal impediment that would interfere with the duty of loyalty owed to Better Choice and our stockholders.
•Have the ability and willingness to make the personal commitment to invest the time, schedule and workload to be an active, participatory member of our Board and the Board’s responsibilities and commitment to corporate best practices.
•Be compatible and able to work well with other directors, executives and other employees in a team effort with a view to a long-term relationship with Better Choice as a director.
•Have independent opinions and be willing to state them in a constructive manner.
Directors are selected on the basis of talent and experience. Diversity of background, including diversity of gender, race, ethnic or geographic origin and age, and education and experience in business, the consumer product market, the pet specialty sector, product marketing, product distribution and manufacturing and other areas relevant to our activities are factors in the selection process. As a majority of our Board must consist of individuals who are independent, a nominee's ability to meet the independence criteria established by the NYSE American is also a factor in the nominee selection process. For a better understanding of the qualifications of each of our directors, we encourage you to read their biographies set forth in this proxy statement.
Director Nominations
The Nominating and Governance Committee will consider candidates for director recommended by stockholders so long as the recommendations comply with our Certificate of Incorporation and Bylaws and applicable laws, rules and regulations, including those promulgated by the SEC. The Nominating and Governance Committee will evaluate such recommendations in accordance with its charter, our Bylaws, our corporate governance guidelines, and the regular nominee criteria described above. Stockholders wishing to recommend a candidate for nomination should comply with the procedures set forth in the section above entitled "Questions and Answers on Meeting and Voting - How do I submit a stockholder proposal for consideration at next year's annual meeting of stockholders?"
Attendance at Annual Meeting
Directors are expected to attend our annual meetings of stockholders.
Related Party Transaction Policy
A “Related Party Transaction” is a transaction, arrangement or relationship in which we or any of our subsidiaries was, is or will be a participant, the amount of which involved exceeds $50,000 in any one fiscal year, and in which any related person had, has or will have a direct or indirect material interest. A “Related Person” means:
•any person who is, or at any time during the applicable period was, one of our executive officers, one of our directors, or a nominee to become one of our directors;
•any person who is known by us to be the beneficial owner of more than 5.0% of any class of our voting securities;
•any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of a director, executive officer or a beneficial owner of more than 5.0% of any class of our voting securities, and any person (other than a tenant or employee) sharing the household of such director, executive officer or beneficial owner of more than 5.0% of any class of our voting securities; and
•any firm, corporation or other entity in which any of the foregoing persons is employed or is a general partner or principal or in a similar position or in which such person has a 5.0% or greater beneficial ownership interest in any class of the Company’s voting securities.
Our Related Party Transaction policy subjects these transactions to review and either approval or disapproval of entry into the Related Party Transaction, subject to certain limited exceptions, by our Nominating and Governance Committee. In determining whether to approve or disapprove entry into a Related Party Transaction, our Nominating and Governance Committee shall take into account, among other factors, the following: (i) whether the Related Party Transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and (ii) the extent of the Related Person’s interest in the transaction. Further, the policy requires that all Related Party Transactions required to be disclosed in our filings with the SEC be so disclosed in accordance with applicable laws, rules and regulations.
Board Meetings and Committees
Our Board of Directors met seven times during 2022. Our Board has an Audit Committee, a Compensation Committee, and a Nominating and Governance Committee, each of which has the composition and responsibilities described below. Each committee is governed by a written charter. In 2022, each director attended all of the meetings of the Board and the committees on which such director serves. Each committee charter is posted on our website at https://ir.betterchoicecompany.com/corporate-governance. From time to time, our Board may also establish other, special committees when necessary to address specific issues.
Audit Committee
Our Audit Committee’s responsibilities include, among other matters: appointing, approving the compensation of, and assessing the independence of our registered public accounting firm; overseeing the work of our registered public accounting firm, including through the receipt and consideration of reports from such firm; reviewing and discussing with management and the registered public accounting firm our annual and quarterly financial statements and related disclosures; coordinating our Board of Directors’ oversight of our internal control over financial reporting, disclosure controls and procedures; discussing our risk management policies; meeting independently with our internal auditing staff, if any, registered public accounting firm and management; reviewing and approving or ratifying any related person transactions; and preparing the audit committee report required by the SEC.
The members of our Audit Committee are Ms. Dickinson and Messrs. Conacher, Fronzaglia and Young. Mr. Fronzaglia has been appointed as chairperson of this committee beginning in 2022. Our Board has determined that each of Ms. Dickinson and Messrs. Conacher, Fronzaglia and Young is independent under the applicable independence standards of Rule 10A-3 under the Exchange Act applicable to audit committee members. In addition, our Board has determined that Ms. Dickinson and Messrs. Conacher, Fronzaglia and Young each qualifies as an “audit committee financial expert” as defined by Item 407(d)(5)(ii) of Regulation S-K. Our Audit Committee met four times during 2022.
Compensation Committee
Our Compensation Committee’s responsibilities include, among other matters: reviewing and approving, or recommending for approval by the board of directors, the compensation of our Chief Executive Officer and our other executive officers; overseeing and administering our cash and equity incentive plans; reviewing and making recommendations to our board of directors with respect to director compensation; reviewing and discussing annually with management our “Compensation Discussion and Analysis,” to the extent required; reviewing and discussing the voting recommendations of our stockholders on matters involving executive compensation, to the extent required; and preparing the annual compensation committee report required by SEC rules, to the extent required. No compensation consultant was engaged to provide advice or recommendations on our executive or director compensation for 2022.
The members of our Compensation Committee are Ms. Dickinson and Messrs. Conacher, Fronzaglia and Young, and Mr. Young serves as chairman of this committee. Our Compensation Committee met two times during 2022.
Nominating and Governance Committee
Our Nominating and Corporate Governance Committee’s responsibilities include, among other matters: identifying individuals qualified to become board of directors members; recommending to our board of directors the persons to be nominated for election as directors and to each board committee; developing and recommending to our board of directors corporate governance guidelines, and reviewing and recommending to our board of directors proposed changes to our corporate governance guidelines from time to time; and overseeing a periodic evaluation of our board of directors.
The members of our Nominating and Corporate Governance Committee are Ms. Dickinson and Messrs. Fronzaglia and Young. Ms. Dickinson has been appointed as chairperson of this committee beginning in 2022. Our Nominating and Corporate Governance Committee met two times during 2022.

Strategic Advisory Committee
Our Strategic Advisory Committee’s responsibilities include, among other matters: assessing the progress and performance of our development programs and projects, and identifying, assessing, implementing, and monitoring corporate opportunities that may offer meaningful strategic or commercial benefit to the Company.
The members of our Strategic Advisory Committee are Messrs. Fronzaglia, Young and Word, and Messrs. Young and Word serve as co-chairs of this committee. Our Strategic Advisory Committee did not meet during 2022.
DIRECTOR COMPENSATION
Our non-employee directors may receive cash and/or compensation for their service as directors.
Director Compensation Table
The following table summarizes the compensation of our non-employee directors who served during 2022.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	All Other Compensation ($) (1)	Total ($)	Aggregate Number of Unexercised Options Held
Lionel F. Conacher	65,000	153,336	18,573	236,909	51,765
Arlene Dickinson	65,000	100,002	18,573	183,575	27,027
Gil Fronzaglia	65,000	100,002	35,903	200,905	33,334
John M. Word III	60,000	100,002	41,830	201,832	56,667
Michael Young	60,000	100,002	49,394	209,396	133,207
(1)Represents the aggregate grant-date fair value of stock awards granted to each non-employee director, calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification ("ASC") Topic 718. The grant-date fair values were calculated using the Black Scholes model. The assumptions used in calculating the grant-date fair value of the awards reported in this column are set forth in Note 13 to our audited consolidated financial statements included in our Annual Report on Form 10-K filed on March 28, 2023. The values in this column include any incremental fair value for modifications of stock options in accordance with Topic 718.

PROPOSAL NO. 2 APPROVAL OF THE ISSUANCE OF COMMON STOCK UPON EXERCISE OF THE ALPHIA SECOND TRANCHE WARRANT

Background

As previously disclosed, on June 21, 2023, we entered into a term loan credit agreement (the “Term Loan Agreement”) with Alphia Inc. (“Alphia”), a leading custom manufacturer of super-premium pet food in the U.S. Pursuant to the Term Loan Agreement, Alphia made a term loan to the Company in the original principal amount of $5,000,000 (the “Term Loan”). The proceeds of the Term Loan were used to retire all of the outstanding obligations of Halo, Purely for Pets, Inc. (“Halo”), our wholly-owned subsidiary, under Halo’s long-term credit facility. With the Term Loan facility, the Company also established a direct manufacturing relationship with Alphia to reduce manufacturing costs. The Term Loan is secured by a general security interest on the assets, including the intellectual property, of the Company and Halo. In addition, the Company has also pledged all of the capital stock of Halo held by the Company as additional collateral for the Term Loan.

In conjunction with the Term Loan, the Company issued to Alphia (i) a warrant (the “First Tranche Warrant”) to purchase, at a price of $0.26 per share, 6,545,338.45 shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), representing 19.9% of the then issued and outstanding shares of Common Stock, and (ii) a warrant (the “Second Tranche Warrant” and together with the First Tranche Warrant, the “Warrants”) to purchase, at a price of $0.26 per share, 8,222,787 shares of Common Stock, representing 25% of the then issued and outstanding shares of Common Stock. Unless exercised, the Warrants expire on June 21, 2028. The Warrants contain certain anti-dilution provisions in favor of Alphia in connection with any equity offering consummated by the Company prior to December 21, 2023 and equity issuances below the exercise price of the Warrants. The Warrants also contain a cashless exercise option at the election of Alphia.

The Second Tranche Warrant is attached to this Proxy Statement as Annex A.

Pursuant to NYSE American Company Guide rules, stockholder approval is required for any sale, issuance or potential issuance by the Company of Common Stock (or securities convertible into shares of Common Stock) equal to 20% or more of the presently issued and outstanding shares of our Common Stock. As such, by its express terms, the exercise of the Second Tranche Warrant is subject to the approval of the Company’s stockholders.

If stockholders do not approve the issuance of shares of common stock upon exercise of the Second Tranche Warrant, the interest rate on the Term Loan will be increased by 1% per annum on November 15, 2023 and 1% per annum for each 30 consecutive days thereafter up to a maximum increase of 5% per annum.

Accordingly, we ask our stockholders to vote on the following resolution at the Annual Meeting:

RESOLVED, that the issuance of 8,222,787 shares of Common Stock (plus any additional shares of Common Stock issuable under the Second Tranche Warrant pursuant to the antidilution provisions thereof) upon exercise of the Second Tranche Warrant be APPROVED.

The Board recommends a vote "FOR" the approval of the issuance of shares of Common Stock issuable upon the exercise of the Second Tranche Warrant.
PROPOSAL NO. 3 REAPPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Background
BDO USA, LLP served as our independent registered public accounting firm for the year ended December 31, 2022. At the Annual Meeting, stockholders will be asked to approve the reappointment of BDO USA, LLP as our independent registered public accounting firm for the year ending December 31, 2023, and until the next annual meeting of stockholders.

We have been advised by BDO USA, LLP that it is an independent registered public accounting firm with the PCAOB, and complies with the auditing, quality control and independence standards and rules of the PCAOB.

Appointment of Independent Registered Public Accounting Firm
Our Audit Committee appoints our independent registered public accounting firm. In this regard, our Audit Committee evaluates the qualifications, performance and independence of our independent registered public accounting firm and determines whether to re-engage our current firm. As part of its evaluation, the audit committee considers, among other factors, the quality and efficiency of the services provided by the firm, including the performance, technical expertise, industry knowledge and experience of the lead audit partner and the audit team assigned to our account; the overall strength and reputation of the firm; the firm’s global capabilities relative to our business; and the firm’s knowledge of our operations.

Although ratification is not required by our bylaws or otherwise, the Board is submitting the reappointment of BDO USA, LLP for the fiscal year ending 2023 to our stockholders because we value our stockholders’ views on the Company’s independent registered public accounting firm and it is a good corporate governance practice. If our stockholders do not ratify the selection, it will be considered as notice to the Board and our Audit Committee to consider the selection of a different firm. Even if the selection is ratified, our Audit Committee, in its discretion, may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

Principal Accounting Fees and Services
The table below sets forth the aggregate fees for services related to the fiscal years ended December 31, 2022 and 2021 by BDO USA, LLP.

	2022	2021
Audit Fees (1)	$522,593	$334,038
Audit-Related Fees (2)	$—	$—
Tax Fees (3)	$63,197	$21,156
All Other Fees (4)	$—	$3,500
Total	$585,790	$358,694
(1)Audit fees consist of fees billed for services rendered for the audit of our financial statements included in our annual reports on Form 10-K and review of our financial statements included in our quarterly reports on Form 10–Q.
(2)Audit–related fees consist of fees reasonably related to the performance of the audit or review of the Company’s financial statements that are not reported as “Audit Fees.”
(3)Tax fees consist of fees billed for professional services related to the preparation of our U.S. federal and state income tax returns and tax advice.
(4)All other fees consist of fees for other items, including fees related to our registration statements.
Pre-Approval Policies and Procedures
Pursuant to the Audit Committee Charter, the Committee, or the Chair of the Committee, shall pre-approve all audit services to be provided to the Company, whether provided by the principal auditor or other firms, and all other services (review, attest and non-audit) to be provided to the Company by the independent auditor; provided, however, that de minimis non-audit services may instead be approved in accordance with applicable SEC rules. For the fiscal year ended December 31, 2022, all fees paid have been approved by the Audit Committee.

Auditors Representation at the Meeting
Representatives of the principal accountant for the current year and the most recently completed fiscal year will be present at the Annual Meeting, and therefore they will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Accordingly, we ask our stockholders to vote on the following resolution at the Annual Meeting:

RESOLVED, that the reappointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023, and until the next annual meeting of stockholders be APPROVED.

The Board recommends a vote "FOR" the reappointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending 2023.

AUDIT COMMITTEE REPORT
Better Choice management is responsible for establishing and maintaining effective internal controls and preparing Better Choice's consolidated financial statements. BDO USA, LLP is responsible for expressing an opinion on Better Choice Company’s consolidated financial statements as to whether they present fairly, in all material respects, Better Choice Company’s financial position, results of operations and cash flows, in conformity with GAAP. The Audit Committee is responsible for overseeing these activities.

We have reviewed and discussed the audited consolidated financial statements for the fiscal year ended December 31, 2022 with Better Choice Company's management and with BDO USA, LLP, including the results of the independent registered public accounting firm's audit of Better Choice's financial statements. We have also discussed with BDO USA, LLP all matters required to be discussed by the Standards of PCAOB for communication with audit committees.

We have also received and reviewed the written disclosures and the letter from BDO USA, LLP required by applicable requirements of the PCAOB regarding BDO USA, LLP's communications with the Audit Committee concerning independence, and have discussed with BDO USA, LLP its independence from Better Choice, as well as any relationships that may impact BDO USA, LLP's objectivity and independence.

Based on our review of the matters noted above and our discussions with Better Choice's management and independent registered public accountants, we recommended to the Board of Directors that the audited consolidated financial statements be included in Better Choice Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2022, for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee of the Board of Directors
Gil Fronzaglia (Chair) Michael Young Arlene Dickinson
This report of our Audit Committee shall not be deemed “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A or 14C or to the liabilities of Section 18 of the Exchange Act, except to the extent that we specifically request that the information be treated as soliciting material or specifically incorporate it by reference into a document filed under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act. Further, this report will not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent that we specifically incorporate this information by reference.

EXECUTIVE OFFICERS
The ages (as of September 25, 2023) and biographies for each of our executive officers are set forth below.

Name	Age	Biography
Kent Cunningham Chief Executive Officer	52	Mr. Cunningham was appointed as Chief Executive Officer of the Company effective as of May 22, 2023. Prior to joining the Company, Mr. Cunningham was a Principal with Catapult Consulting where he provided management and M&A advisory consulting services from February 2022 to May 2023. Prior to consulting, Mr. Cunningham served as the Chief Executive Officer of 1440 Foods, a sports and active nutrition company, between August 2021 and January 2022. Prior to 1440 Foods, he was a General Manager at The Bountiful Company, an American dietary supplements company, from May 2019 to August 2021. Prior to The Bountiful Company, Mr. Cunningham was Chief Marketing Officer for Whole Earth Brands, a global food company providing plant-based sweeteners and flavor enhancers, between April 2018 and May 2019. From 2013 to April 2018, Mr. Cunningham held various marketing positions at Glanbia Performance Nutrition, a global nutrition company. From 2006 to 2013, Mr. Cunningham held various Marketing positions at MARS Petcare, owner of several health and nutrition pet food brands. Mr. Cunningham is a passionate brand builder and business leader with over 25 years of CPG and Health & Wellness marketing and sales experience across a range of corporate environments and categories including accelerating growth within multinationals, brand turnarounds and high value exits in the private equity business for the likes of KKR & Co. Inc. Mr. Cunningham holds an MBA in Marketing from Vanderbilt University and a BA in Communications from the University of Michigan.
Carolina Martinez Chief Financial Officer	33
Mrs. Martinez was appointed as Chief Financial Officer, effective August 7, 2023. Mrs. Martinez was previously appointed and served as the Interim Chief Financial Officer, Secretary and Treasurer of the Company effective as of April 3, 2023 and will continue to serve as the Secretary and Treasurer of the Company. Prior to joining the Company, Mrs. Martinez was a Director of CFO Partnership Solutions at ONE10 Advisors, LLC, ("ONE10 Advisors") a strategic finance and accounting advisory firm in Tampa, FL. Prior to joining ONE10 Advisors in January 2022, Mrs. Martinez spent nine years at PricewaterhouseCoopers, LLP where she served as a Manager in the National Quality Organization office from March through December 2021, and in various assurance roles from January 2013 through March 2021 where she primarily served publicly traded companies. Mrs. Martinez is a Certified Public Accountant in the State of Florida and holds a Master of Science in Accounting from The University of Tampa and a Bachelor of Science in Business Administration, Accounting from the University of Central Florida.

EXECUTIVE COMPENSATION
The following is a discussion and analysis of the compensation arrangements for our named executive officers, or NEOs. We are currently considered a “smaller reporting company” for purposes of the SEC’s executive compensation disclosure rules. In accordance with such rules, we are providing a Summary Compensation Table and an Outstanding Equity Awards at Fiscal Year-End Table as well as narrative disclosures regarding our executive compensation program. Our NEOs for 2022 consist of the following individuals:
•Lionel F. Conacher, our former interim Chief Executive Officer, who resigned in May 2023;
•Scott Lerner, our former Chief Executive Officer, who resigned in September 2022;
•Sharla A. Cook, our former Chief Financial Officer, who resigned in April 2023;
•Donald Young, our former Chief Sales Officer, who resigned in September 2023; and
•Robert Sauermann, our former Executive Vice President, Strategy, who resigned in March 2023.

Executive Compensation Components
Base Salaries
The NEOs receive a base salary to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities. Our Compensation Committee adjusts NEO base salaries based on the committee's review of available market information. Our board of directors established an annual base salary for each of our NEOs as follows:

	Annual Base Salary
Name	2020	2021	2022
Kent Cunningham (1)	N/A	N/A	N/A
Lionel F. Conacher	N/A	N/A	$160,000
Scott Lerner	N/A	$325,000	$350,000
Carolina Martinez (2)	N/A	N/A	N/A
Sharla A. Cook	$200,000	$200,000	$250,000
Donald Young	N/A	$250,000	$275,000
Robert Sauermann	$225,000	$225,000	$240,000
(1) Mr. Cunningham was appointed was appointed as Chief Executive Officer of the Company effective as of May 22, 2023.
(2) Mrs. Martinez was appointed as Chief Financial Officer of the Company effective as of August 7, 2023. Mrs. Martinez was previously appointed and served as the Interim Chief Financial Officer of the Company effective as of April 3, 2023.
Annual Incentive
The purpose of our annual incentive bonus program is to incent all individuals in the organization to meet or exceed both our annual budget goals as well as individual responsibilities. Our annual incentive program requires minimum performance thresholds for any payout to occur for specific performance measures and objectives. We believe the annual incentive effectively motivates our NEOs to drive operational performance without encouraging unreasonable risk. The Committee believes the achievement of year-over-year gross revenue, gross margin and Adjusted EBITDA growth goals will result in sustainable long-term stockholder value creation. Our 2021 annual incentive potential was based on achievement levels of these financial metrics, measured against our annual plan as approved by our Board. Overall, the NEOs' annual incentive bonus was weighted as follows: 50% Gross Revenue; 25% Gross Margin; 25% Adjusted EBITDA. The CEO was eligible for a payout of 35% of base salary while the other NEOs were eligible for a payout of 25% of base salary based on these metrics.
Equity Compensation
The goals of our long-term, equity-based incentive awards are to align the interests of our NEOs and other employees, non-employee directors and consultants with the interests of our stockholders. Because vesting is based on continued employment, our equity-based incentives also encourage the retention of our NEOs through the vesting period of the awards.
To reward and retain our NEOs in a manner that best aligns employees’ interests with stockholders’ interests, we use stock options as the primary incentive vehicles for long-term compensation. We believe that stock options are an effective tool for meeting our compensation goal of increasing long-term stockholder value by tying the value of the stock options to our future performance. The exercise price of each stock option grant is the fair market value of our common stock on the grant date.

Repricing of Stock Options
Effective October 1, 2020, all outstanding stock option awards under the Amended and Restated 2019 Equity Incentive Plan held by current employees as of October 1, 2020 were repriced concurrent with the closing of the Company’s Series F Private Placement. In total, 1,012,956 stock options were repriced. The exercise price was set at a 20% premium to the Series F conversion price, or $3.60 per share. No other terms of the stock options were changed.
The board of directors effectuated the repricing to realign the value of the stock options with their intended purpose, which is to retain and motivate the holders of the stock options to continue to work in the best interests of the Company. Prior to the repricing, many of the stock options had exercise prices well above the then recent market prices of our common stock. The stock options were repriced unilaterally and the consent of holders was neither necessary nor obtained.
Other Elements of Compensation
Retirement Plans. We currently maintain a 401(k) retirement savings plan that allows eligible employees to contribute a portion of their compensation, within limits prescribed by the Internal Revenue Code, on a pre-tax basis through contributions to the plan. Our NEOs are eligible to participate in the 401(k) plan. We believe that providing a vehicle for tax-deferred retirement savings through our 401(k) plan adds to the overall desirability of our executive compensation package and further incentivizes our NEOs in accordance with our compensation policies. During 2020, the Company had a separate 401(k) plans for TruPet and Halo and provided an employer matching contribution under each plan. Beginning in 2021, the Company provided an employer matching contribution of 50% up to 5% of compensation under our 401(k) plan.

Employee Benefits and Perquisites. All of our full-time employees, including our NEOs, are eligible to participate in our employee benefit plans and programs, including medical, dental, and vision benefits, health spending accounts, short and long-term disability and life insurance, to the same extent as our other full-time employees, subject to the terms and eligibility requirements of those plans.

Termination and Change in Control Benefits. Our NEOs may become entitled to certain benefits or enhanced benefits in connection with certain qualifying terminations of employment and/or a change in control of our Company. Each of our NEOs’ employment agreements entitles them to severance in the event of their termination without cause or their resignation for good reason and upon termination by reason of death or disability.
Summary Compensation Table
The table below sets forth the compensation earned by our NEOs for the years ended December 31, 2022, 2021 and 2020.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards(1) ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation(2) ($)	Total ($)
Kent Cunningham (3)	2022	—	—	—	—	—	—	—
Chief Executive Officer	2021	—	—	—	—	—	—	—
	2020	—	—	—	—	—	—	—

Lionel F. Conacher (4)	2022	160,000	—	153,336	18,573	—	—	331,909
Interim Chief Executive Officer	2021	—	—	—	—	—	—	—
	2020	—	—	—	—	—	—	—

Scott Lerner (5) Chief Executive Officer	2022	350,000	—	—	472,118	—	—	822,118
	2021	325,000	78,203	—	1,209,999	—	7,535	1,620,737
	2020	—	—	—	350,003	—	—	350,003

Carolina Martinez (6)	2022	—	—	—	—	—	—	—
Chief Financial Officer	2021	—	—	—	—	—	—	—
	2020	—	—	—	—	—	—	—

Sharla A. Cook (7) Chief Financial Officer	2022	250,000	100,000	—	153,596	—	—	503,596
	2021	200,000	34,375	—	317,701	—	9,942	562,018
	2020	143,562	45,313	—	79,721	—	3,385	271,981

Donald Young (8) Chief Sales Officer	2022	275,000	110,000	—	492,174	—	—	877,174
	2021	250,000	42,969		991,704	—	8,694	1,293,367
	2020	—	—	—	—	—	—	—

Robert Sauermann (9) Executive Vice President, Strategy	2022	240,000	96,000	—	367,435	—	—	703,435
	2021	225,000	38,672	—	590,701	—	6,794	861,167
	2020	216,712	50,977	—	56,131	—	6,501	330,321
(1)The amounts reported reflect the grant date fair value of the stock options granted, as computed in accordance with ASC 718. The fair value of each option grant is estimated based on the fair market value on the date of grant using the Black-Scholes option pricing model. The assumptions that we used to calculate these amounts are discussed in Note 13 to our financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, and incorporated by reference herein. The values in this column include the incremental value due to the repricing on October 1, 2020 as computed in accordance with ASC Topic 718.
(2)The amounts reported reflect matching 401(k) payments.
(3)Mr. Cunningham commenced employment with us and was appointed Chief Executive Officer effective as of May 22, 2023.
(4)Mr. Conacher was employed with us as interim Chief Financial Officer from September 14, 2022 until May 22, 2023.
(5)Mr. Lerner commenced employment effective January 1, 2021; Mr. Lerner's employment agreement was entered into on December 28, 2020, and on the same date he received an initial grant of 83,334 stock options at an exercise price of $6.78 per share, for which the grant date fair value is reflected for the year ended December 31, 2020. Mr. Lerner resigned effective as of September 14, 2022.
(6)Mrs. Martinez was appointed as Chief Financial Officer effective as of August 7, 2023. Mrs. Martinez was previously appointed and served as the Interim Chief Financial Officer of the Company effective as of April 3, 2023.
(7)Ms. Cook commenced employment with us in April 2020 and was appointed as our Chief Financial Officer in October 2020. Ms. Cook resigned effective as of April 3, 2023.
(8)Mr. Young resigned effective as of September 8. 2023.
(9)Mr. Sauermann resigned effective as of March 17, 2023.

Outstanding Equity Awards at Fiscal Year-End
The table below sets forth the outstanding stock option awards held by the NEOs as of December 31, 2022. None of our NEOs hold stock awards.

	Option Awards
Name	Option/Stock Award Grant Date		Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Kent Cunningham	N/A		—	—	—	N/A
Lionel F. Conacher	9/28/2021		11,261	15,766	3.62	9/28/2031
Scott Lerner	2/1/2031	(1)	38,888	61,112	2.29	2/1/2032
	8/19/2021	(1)	13,194	11,806	5.00	8/19/2031
	7/8/2021	(1)	19,444	13,889	5.00	7/8/2031
	3/3/2021	(2)	45,833	20,167	8.82	3/3/2031
	3/3/2021	(2)	93,055	40,945	8.82	3/3/2031
	12/28/2020	(1)	62,500	20,834	6.78	12/28/2030
Carolina Martinez	N/A		—	—	—	N/A
Sharla A. Cook	2/1/2022	(1)	—	50,000	2.29	2/1/2032
	8/19/2021	(1)	6,666	8,334	5.00	8/19/2031
	7/8/2021	(1)	15,740	17,593	5.00	7/8/2031
	3/3/2021	(2)	9,770	6,980	8.82	3/3/2031
	3/3/2021	(2)	4,812	3,438	8.82	3/3/2031
	1/8/2021	(1)	10,648	6,019	7.74	1/8/2031
	4/13/2020	(1)	29,630	14,816	3.60	4/13/2030
Donald Young	2/1/2022	(1)	—	75,000	2.29	2/1/2032
	8/19/2021	(1)	6,666	8,334	5.00	8/19/2031
	7/8/2021	(1)	15,740	17,593	5.00	7/8/2031
	3/3/2021	(2)	17,645	12,605	8.82	3/3/2031
	3/3/2021	(2)	35,826	25,591	8.82	3/3/2031
	1/1/2021	(1)	83,334	—	7.62	1/1/2031
Robert Sauermann	2/1/2022	(1)	—	50,000	2.29	2/1/2032
	8/19/2021	(1)	6,666	8,334	5.00	8/19/2031
	7/8/2021	(1)	15,740	17,593	5.00	7/8/2031
	3/3/2021	(2)	14,437	10,313	8.82	3/3/2031
	3/3/2021	(2)	29,312	20,938	8.82	3/3/2031
	1/8/2021	(1)	10,648	6,019	7.74	1/8/2031
	10/8/2020	(1)	12,037	4,630	3.60	10/8/2030
	12/19/2019	(1)	66,667	—	3.60	12/19/2029
(1)Options vest as follows: 1/3rd on the first annual anniversary of the grant date and 1/36th on each monthly anniversary thereafter.
(2)67% of the options shall vest as to 1/3rd on the first annual anniversary of the grant date and 1/36th on each monthly anniversary thereafter, and 33% of the options shall vest as to 1/3rd on the 18-month anniversary of the grant date and 1/36th on each monthly anniversary thereafter.
Employment Agreements and Potential Payments Upon Termination
The Company entered into an Employment Agreement with Kent Cunningham, dated as of May 22, 2023 (the “Cunningham Employment Agreement”) in connection with Mr. Cunningham’s appointment as Chief Executive Officer of the Company as of May 22, 2023. Pursuant to the Cunningham Employment Agreement, Mr. Cunningham’s compensation will be an initial annual base salary of $350,000 and an annual discretionary performance bonus target of 50% of base salary, payable 50% in cash and 50% in shares of common stock of the Company. Pursuant to the Cunningham Employment Agreement, Mr. Cunningham will be entitled to six weeks’ paid vacation and will be eligible to participate in certain employee benefit plans offered by the Company. Further, Mr. Cunningham will receive an initial grant of 1,000,000 Restricted Stock Units of Common Stock (“RSUs”), subject to Board approval. The RSUs will vest over a period of three years subject to continued employment with the Company as follows: (a) 33.3% of the options will on the first anniversary of the date of the grant date provided the stock price is at least one dollar ($1.00); (b) an additional 33.3% of such RSUs shall vest on the second anniversary of the grant date provided the stock price is at least two dollars ($2.00); and (c) the remaining 33.4% of the RSUs shall vest on the third anniversary of the grant date provided that the stock price on such date is at least two dollars and fifty cents ($2.50). In the event Mr. Cunningham does not meet the time-based and performance-based vesting requirements, the applicable portion of the RSUs that were due to vest shall be forfeited. Should Mr. Cunningham’s employment be terminated, in any way or for any reason, prior to any of the aforementioned anniversary dates, the RSUs shall vest in proportion to the time remaining to the next anniversary date.

The Company entered into an Employment Agreement with Carolina Martinez, dated as of August 2, 2023 (the “Martinez Employment Agreement”) in connection with Mrs. Martinez’s appointment as Chief Financial Officer of the Company as of August 2, 2023. Pursuant to the Martinez Employment Agreement, Mrs. Martinez’s compensation will be an initial annual base salary of $240,000 and an annual discretionary performance bonus target of 40% of base salary, payable 50% in cash and 50% in shares of common stock of the Company. Pursuant to the Martinez Employment Agreement, Mrs. Martinez will be entitled to six weeks’ paid vacation and will be eligible to participate in certain employee benefit plans offered by the Company. Further, Mrs. Martinez will receive an initial grant to purchase 200,000 shares of Common Stock at an exercise price of $0.35 per share, subject to Board approval. The options will vest in equal installments over a period of three years.

Pursuant to the Cunningham Employment Agreement and the Martinez Employment Agreement (together, the NEO Employment Agreements”), each of Mr. Cunningham and Mrs. Martinez is employed on an at-will basis. Pursuant to the NEO Employment Agreements, in the event the executive’s employment is terminated for any reason, the Company shall pay the executive any amounts due to such executive under the Company’s benefit plans and any unreimbursed expenses properly incurred prior to the date of termination (the “Accrued Obligations”). In the event the executive’s employment is terminated for by the Company without Cause (as defined in the NEO Employment Agreements) or by the executive for Good Reason or for Good Reason Upon Change in Control (as such terms are defined in the NEO Employment Agreements), in addition to the Accrued Obligations, the executive shall also receive, subject to the execution of a release of claims in the form delivered by the Company, severance pay in an amount equal to the executive’s base salary then in effect for six (6) months, less applicable payroll deductions and tax withholdings, payable in accordance with normal payroll policies of the Company over a six (6) month period, with the first such payment being paid to the executive on the Company’s first regular pay date on or after the sixtieth (60th) day following the executive’s employment termination date.

The NEO Employment Agreements also contain standard confidentiality, intellectual property assignment, non-competition and non-solicitation covenants.

PROPOSAL NO. 4
ADVISORY VOTE ON EXECUTIVE COMPENSATION
The Dodd-Frank Act requires that we provide our shareholders with the opportunity to vote to approve, on a non-binding advisory basis, the compensation of our NEOs, as disclosed in this proxy statement.
We are asking our shareholders to indicate their support for our executive compensation. This proposal, commonly known as a Say On Pay proposal, is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the philosophy, policies and practices described in this proxy statement in accordance with the SEC’s compensation disclosure rules.
This advisory vote on executive compensation is not binding, however, the Board and Compensation Committee value the opinions expressed by our shareholders and will consider the outcome of the vote when making future decisions on our executive compensation.
Accordingly, we ask our shareholders to vote on the following resolution at the Annual Meeting:
RESOLVED, that the compensation paid to Better Choice Company's Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.

The Board recommends a vote "FOR" the approval of the Company’s executive compensation.

EQUITY COMPENSATION PLAN INFORMATION
The following table provides certain information with respect to our equity compensation plan in effect as of December 31, 2022, which was approved by our shareholders.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity Compensation Plans Approved By Shareholders(1)	3,071,187	5.39	2,543,450
Total	3,071,187	5.39	2,543,450
(1)On November 11, 2019, the Company received shareholder approval for the Amended and Restated 2019 Incentive Award Plan (the “Amended 2019 Plan”). The Amended 2019 Plan provides for the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, other stock or cash-based awards or a dividend equivalent award. The Amended 2019 Plan authorized the issuance of 1,083,334 shares of common stock which was increased to 1,500,000 after the Halo acquisition. The Amended 2019 Plan also provides for an annual increase on the first day of each calendar year beginning on January 1, 2021 and ending on and including January 1, 2029, equal to the lesser of (A) 10% of the shares of common stock outstanding (on an as-converted basis) on the last day of the immediately preceding fiscal year and (B) such smaller number of shares of common stock as determined by the Board.
OWNERSHIP OF COMMON STOCK
Directors and Officers
The following table sets forth certain information with respect to the beneficial ownership of our common stock as of September 25, 2023 by:
•each beneficial owner of 5.0% or more of the outstanding shares of our outstanding common stock;
•each of our directors and director nominees;
•each of our named executive officers; and
•all directors, director nominees and executive officers as a group.
Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options or issuable under convertible securities held by that person that are currently exercisable or exercisable within 60 days of the Record Date are deemed outstanding, but are not deemed outstanding for computing the percentage ownership of any other person. Percentage of beneficial ownership is based on 32,081,148 shares of common stock outstanding as of the Record Date.
To our knowledge, except as set forth in the footnotes to this table and subject to any applicable community property laws, each person named in the table has sole voting and investment power with respect to the shares set forth opposite such person's name. Except as otherwise indicated, the address of each of the persons in this table is c/o Better Choice Company, 12400 Race Track Road, Tampa, Florida 33626.

	Shares Beneficially Owned
Name of Beneficial Owner	Number(1)	%
Named Executive Officers and Directors:
Scott Lerner	36,679	*
Sharla A. Cook	48,336	*
Donald Young	855,053	2.7%
Robert Sauermann	152,347	*
Lionel F. Conacher	1,083,084	3.4%
Arlene Dickinson	239,508	*
Gil Fronzaglia	251,499	—%
John M. Word III	5,407,452	16.9%
Michael Young	1,890,062	5.9%
All executive officers and directors as a group (9 persons)	9,964,020	31.1%

5% Shareholders:
John M Word III	5,407,452	16.9%
Edward J. Brown Jr TTEE	4,073,144	12.7%
HH-Halo LP (12)	2,410,990	7.5%
Michael Young	1,890,062	5.9%
(*)Represents beneficial ownership of less than 1% of class.
(1)In calculating the number of shares beneficially owned by an individual or entity and the percentage ownership of that individual or entity, shares underlying options, warrants or restricted stock units held by that individual or entity that are either currently exercisable or exercisable within 60 days from the date hereof are deemed outstanding. These shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other individual or entity. Unless otherwise indicated and subject to community property laws where applicable, the individuals and entities named in the table above have sole voting and investment power with respect to all shares of our common stock shown as beneficially owned by them.

Prohibition on Hedging
Certain forms of hedging or monetization transactions, such as zero-cost collars and forward sale contracts, allow an officer, director or employee to lock in much of the value of his or her stock holdings, often in exchange for all or part of the potential for upside appreciation in the stock. These transactions allow the officer, director or employee to continue to own the covered securities, but without the full risks and rewards of ownership. When that occurs, the officer, director or employee may no longer have the same objectives as the Company’s other shareholders. Therefore, directors, officers and employees are prohibited by our Insider Trading Policy from engaging in any such transactions.
Policy on Stock Pledging
Our Insider Trading Policy prohibits the pledging of our securities as collateral to secure loans.
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Exchange Act requires that our officers, directors and 10% stockholders file reports of ownership and changes of ownership of our common stock with the SEC and the NYSE. Based on a review of copies of these reports provided to us and written representations from officers and directors, we believe that all filing requirements were timely met during 2022.

CERTAIN RELATIONSHIPS AND RELATED PARTY AND OTHER TRANSACTIONS
Other than the director and executive officer compensation arrangements discussed above under "Director Compensation" and "Executive Compensation," there were no transactions during the year ended December 31, 2022 in which:
•we have been or are to be a participant;
•the amount involved exceeded or exceeds $120,000; and
•any of our directors, executive officers or holders of more than five percent of our capital stock, or any immediate family member of or person sharing the household with any of these individuals, had or will have a direct or indirect material interest.
Limitation of Liability and Indemnification Matters
Our certificate of incorporation limits the liability of our directors for monetary damages for breach of their fiduciary duty as directors, except to the extent such exemption or limitation thereof is not permitted under the Delaware General Corporate Law and applicable law. Delaware law provides that such a provision may not limit the liability of directors:
•for any breach of their duty of loyalty to us or our stockholders;
•for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;
•for unlawful payment of dividend or unlawful stock repurchase or redemption, as provided under Section 174 of the DGCL; or
•for any transaction from which the director derived an improper personal benefit.
Any amendment, repeal or modification of these provisions will be prospective only and would not affect any limitation on liability of a director for acts or omissions that occurred prior to any such amendment, repeal or modification. Our certificate of incorporation also requires us to pay any expenses incurred by any director or officer in defending against any such action, suit or proceeding in advance of the final disposition of such matter to the fullest extent permitted by law, subject to the receipt of an undertaking by or on behalf of such person to repay all amounts so advanced if it shall ultimately be determined that such person is not entitled to be indemnified as authorized by our amended and restated bylaws or otherwise. We have entered into indemnification agreements with each of our directors and executive officers. These agreements require us to indemnify these individuals to the fullest extent permitted under Delaware law against liability that may arise by reason of their service to us and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified. We believe that the limitation of liability provision in our certificate of incorporation and the indemnification agreements facilitate our ability to continue to attract and retain qualified individuals to serve as directors and officers.
AVAILABILITY OF ANNUAL REPORT ON FORM 10-K
Shareholders can access our 2022 Annual Report, which includes our Form 10-K, and other financial information, on our website at https://ir.betterchoicecompany.com/sec-filings. If you would like to request a copy of the materials for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639, or (3) send an email to sendmaterial@proxyvote.com. Unless requested, you will not otherwise receive a paper or email copy of the materials.
OTHER BUSINESS

Our Board of Directors does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented at the Annual Meeting, the persons named in the proxy card will have discretion to vote the shares represented by proxy in accordance with their own judgment on such matters.
It is important that your shares be represented at the Annual Meeting, regardless of the number of shares that you hold. We urge you to vote by telephone, by Internet or by executing and returning the proxy card at your earliest convenience.

REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE SPECIAL MEETING VIRTUALLY, PLEASE READ THE PROXY STATEMENT AND THEN SUBMIT A PROXY TO VOTE BY INTERNET, TELEPHONE OR MAIL AS PROMPTLY AS POSSIBLE TO ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE SPECIAL MEETING.

By Order of the Board of Directors,

Michael Young
Chairman

Annex A
Alphia Second Tranche Warrant